                                  EXHIBIT 23.1


                           CONSENT OF BDO SEIDMAN, LLP





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

                                                                   EXHIBIT 23.1

                                CONSENT OF
                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Barringer Laboratories, Inc.
Golden, Colorado



We hereby consent to the incorporation by reference in this Registration Statement of our report dated April 8, 1999, relating to the consolidated financial statements of Barringer Laboratories, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998.



                                      /s/BDO SEIDMAN, LLP

Denver, Colorado
April 14, 1999




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